UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2020

DATE OF REPORTING PERIOD:	January 1, 2020 through December 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2020. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

About the Portfolio

Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles, as well as income. The portfolio is managed to provide lower-volatility participation in the stock market, which we believe makes it a compelling choice for long-term asset allocation needs.

Our team can invest in an array of growth-and-income producing investments, including stocks, convertible bonds and other corporate securities. This array of opportunities is designed to mitigate exposure to downward moves in the stock market. This approach differentiates the Portfolio from “balanced” funds that focus more exclusively on stocks and traditional bonds, or equity funds that only focus on low price or low volatility.

We believe the Portfolio’s performance in 2020 demonstrated the merits of our strategy. As the world confronted COVID-19, financial markets experienced unprecedented volatility. The Growth and Income Portfolio navigated these challenges, demonstrating resilience during downturns while also participating in the market’s rebound. For the fiscal period as a whole, the Portfolio posted a strong return of 22.43% that surpassed the gains of the broad U.S. equity market, as represented by the S&P 500 Index, up 18.40%.

The Portfolio also delivered distributions that totaled approximately 0.93% of its NAV as of December 31, 2020. Income has been more difficult to come by as central banks around the world have sought to reduce rates and promote economic activity. We believe over the long term, income can be an important component of investor return.

2   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

Market Review

The Portfolio’s fiscal year has spanned an extraordinary period for the economy and markets. As the reporting period began, market sentiment was generally upbeat as investors focused on supportive Federal Reserve policy and signs of progress in U.S.-China trade negotiations. The tide changed dramatically soon after the start of 2020, as COVID-19 swept across the globe. As countries sought to contain the pandemic through lockdowns and social distancing, economic activity and markets plummeted. U.S. and global stock markets both fell more than 30% in the span of a few weeks,1 oil prices plunged as demand collapsed, and U.S. Treasury yields reached new lows as investors turned to investments with greater perceived safety.

Central banks and governments took decisive steps in response to the rapidly unfolding global health crisis. Sweeping measures provided market liquidity and support to businesses and households. Investor sentiment improved quickly as a result, and financial markets rebounded dramatically.2 Global economies began to reopen, with monetary and fiscal policy providing tailwinds to recovery. Yet, even during this upswing, markets remained volatile due to uncertainty surrounding the pandemic and the potential fiscal policy impacts of looming U.S. elections.

In the final months of the reporting period, market participants focused on encouraging vaccine developments, favorable economic data, and greater clarity in the wake of November elections. After leading through the first nine months of the year, growth-style names ceded leadership to cyclicals. Many areas of the market most disrupted by the pandemic also performed well as the reporting period came to a close.

Outlook

One of the most important takeaways of the past year relates to the resilience of the economy and financial markets. Over the course of history, the U.S. economy and financial markets have faced many challenges that were at the time unprecedented. Yet, humankind has demonstrated time and again its ability to adapt and innovate in the face of hurdles—even those that seemed insurmountable. I believe we saw this again in 2020.

Letter to Contract Owners

Looking forward, our team sees many opportunities, but the pandemic, fiscal policy unknowns, the potential for inflation, and political divides are likely to fuel volatility and market rotation. In a period of transitions and accelerated disruption, not all companies will fare equally well. There will be winners and losers, and markets may rotate quickly. Indeed, we see this as a “stock pickers’ market,” where individual security selection and active management are extremely important.

Overall, however, we believe there are many reasons to invest. There’s still healing to be done, but U.S. and global economic conditions provide a favorable backdrop for stocks and convertible securities. U.S. economic data is coming in better than expected, even if momentum has slowed, and the Federal Reserve’s accommodative stance provides another tailwind for markets. We would not be surprised if inflation rises as recovery continues, but we do not expect this to upend the economy. We are closely watching how fiscal policy evolves from here. Business-friendly approaches to taxes and regulations have been a key driver of markets over recent years, so fiscal policy changes could have far-reaching implications. With neither political party holding a significant Senate majority, there may be more gridlock and compromise. This could mitigate extreme fiscal policy shifts and market anxiety.

In an environment that favors risk-awareness, active management and bottom-up security selection, we believe the Calamos Growth and Income Portfolio is well positioned. As the recovery continues and the world makes meaningful strides toward defeating COVID-19, a very different landscape can quickly emerge, with new investment themes gaining strength. As we will discuss at greater length in this report, our investment team is taking a balanced and selective approach in this transitionary period, investing in cyclical names that can benefit from economic recovery as well as in companies tied to long-term secular growth themes.

We are optimistic that the Portfolio’s differentiated strategy can provide many benefits as it has over the long-term, including in 2020. As we noted, convertible securities are a core component of the Portfolio. As hybrid securities, convertibles provide risk-managed access to the upside of stocks with potentially lower volatility—which we see as a key priority in 2021. Additionally, due to their equity attributes, convertibles can offer a hedge against inflationary pressures and rising interest rates. Maximizing the attributes of convertibles requires an active management, and our approach focuses on continually rebalancing our positions to strike the best risk/reward balance.

4   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

In closing

Thank you for your continued trust. As always, we are honored to help you achieve your financial goals; it is a responsibility that we do not take lightly. Please visit our website, www.calamos.com, for additional resources on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -33.60% from February 20, 2020 to March 23, 2020. The S&P 500 Index is a measure of the U.S. stock market, which returned -33.79% from February 20, 2020 to March 23, 2020. February 20, 2020 represents a peak in the S&P 500 and March 23, 2020 represents a trough.

2From March 24, 2020 to December 31, 2020, the MSCI All Country World Index returned 71.16%, the S&P 500 Index returned 70.18%. The ICE BofA All U.S. Convertibles Index represents the U.S. convertible securities market. The index returned 84.29% from March 24, 2020 to December 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the U.S. investment-grade bond market. The index returned 6.40% from March 24, 2020 to December 31, 2020.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-month period ended December 31, 2020, the Calamos Growth and Income Portfolio (the “Portfolio”) gained 22.43%, outperforming the 18.40% return of the S&P 500 Index (the Portfolio’s benchmark) while trailing the 52.05% return of the ICE BofA All U.S. Convertibles ex Mandatory Index.

In this Portfolio, we seek to own securities that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the year’s volatile equity market moves, the risk-conscious strategy was able to capture more upside than its all-equity S&P 500 Index benchmark, which also had a strongly positive outcome. Security selection added significant value during the period, with positive contributions in nine of the eleven GICS sectors.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles via a quality-growth strategy. Since its inception on May 19, 1999, the Portfolio has returned 8.15% on an annualized basis versus a 6.90% annualized gain for the S&P 500 Index and 9.26% annualized increase for the ICE BofA All U.S. Convertibles ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies. In pursuing its total return investment objective, the Portfolio’s investment team endeavors to use these different securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics.

We believe the Portfolio’s historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.75 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although we compare our strategy to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause Portfolio results to lag the benchmark return during periods of strong equity market performance. However, in this reporting period, convertibles significantly outperformed the equity market, as measured by the S&P 500 Index. The convertible market benefitted by providing access to capital for secular growth businesses and well-timed access for cyclical businesses struggling in light of economic shutdowns. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since the Portfolio’s inception.

SECTOR WEIGHTINGS

Information Technology	26.1%
Consumer Discretionary	14.6
Health Care	13.1
Industrials	11.0
Communication Services	9.6
Financials	9.4
Consumer Staples	5.3
Utilities	3.7
Energy	2.2
Materials	2.0
Real Estate	1.8
Other	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

6   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

What factors influenced performance?

COVID-19 dominated the markets during the reporting period, with global impacts on monetary policy, fiscal policy, consumption, employment, mobility, and, of course, investor sentiment. The U.S. equity market’s calendar year 2020 return of 18.40%, as measured by the S&P 500 Index, was accompanied by a high amount of volatility and under the influence of significant economic shifts. As concerns over COVID-19 became more acute in the U.S., the equity market sold off in dramatic fashion. From its February 19, 2020 peak, the S&P 500 Index fell into a correction in just six trading days and dropped -34% to a market low on March 23. As an example of the disarray in markets and the extent of concerns about global economic shutdowns, oil prices in April went negative for the first time in history, as demand fell along with fears over storage capacity. The Cboe Volatility Index (VIX), a measure of U.S. equity market volatility, began the period with a sanguine reading of 14, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 23. By way of reference, over the past 10 years the VIX has most often measured in a range of 10 to 20.

Governments and central banks reacted quickly and with a significant show of strength in order to help offset the economic and social disruptions caused by the global pandemic. The U.S. Fed cut the feds fund interest rate (the rate where commercial banks borrow and lend to each other) by 50 basis points on March 3, from 1.75% to 1.25%, and cut rates again by 100 basis points on March 15 to 0.25% in its effort to promote business activity. The shutdown measures created very distinct winners and losers. As the U.S. equity market sold off quickly, the market also recovered with incredible speed. The S&P 500 Index was able to regain its February highs in August. The equity market paused a bit ahead of a very contentious U.S. election, but surged forward once again on positive news of the efficacy of vaccines and their rollout. As attention shifted toward a potential economic re-opening, equity markets enjoyed a broad-based rally, and many of the stocks that struggled earlier in the year enjoyed strong gains in the fourth quarter.

Within the U.S. equity market, as represented by the S&P 500 Index, growth stocks saw the strongest performance, with the S&P 500 Growth Index gaining 33.47% for the year while the S&P 500 Value Index only saw a gain of 1.36%. Looking at sectors, information technology (+43.9%), consumer discretionary (+33.3%), communication services (+23.6%) and materials (+20.7%) were all able to outperform the broad market’s 18.4% gain. Health care (+13.5%), industrials (+11.1%), consumer staples (+10.8%) and utilities (+0.5%) were all able to post positive returns for the period, but financials (-1.7%), real estate (-2.2%) and energy (-33.7%) all lagged with negative returns for the 12-month period ended December 31, 2020.

Through the calendar year 2020, the portfolio proved its resilience during the market sell-off in February and March and was able to deliver strong returns with a risk-conscious approach as the market recovered. The Portfolio benefitted from the use of convertible securities during the year. While the Portfolio did not own many of the more-speculative names in the convertible universe, the Portfolio’s convertible securities outperformed the broad equity market over the course of the year and added significant value based on risk as well as reward metrics.

Positive Influences on Performance

Consumer Discretionary. The Portfolio’s security selection and an average overweight stance in consumer discretionary helped relative returns. Specifically, hotels, resorts & cruise lines and casinos & gaming contributed to return.

Negative Influences on Performance

Industrials. Over the period, selection within the industrials sector detracted from relative results, as holdings in the aerospace & defense and air freight & logistics industries underperformed.

Investment Team Discussion

How is the Portfolio positioned?

Through the 12 months ended December 31, 2020, we have maintained a portfolio that is well diversified by sector. We have been cognizant of the strength in secular growth stocks and have adjusted the portfolio incrementally by reducing the overall allocations in many of those spaces such as communication services and information technology. However, we continue to find many opportunities to manage risk/reward in these sectors with convertible securities that offer significant equity participation while, in our view, offering improved risk/reward for the total portfolio. The allocation to consumer discretionary increased over the reporting period, as that sector offers a strong combination of cyclical and secular growth businesses.

What closing thoughts do you have for Portfolio shareholders?

The combination of stimulative monetary policy and strong fundamentals should prove to be a constructive environment for equity investors. Secular growth names have been strong performers for most of the year, and with increasing attention on vaccination efforts, cyclical growth names have garnered strength as well. Certainly, we will want to keep an eye on the success of vaccines as well as any changes in the virus and its spread when it comes to our potential preferences between secular and cyclical growth. As such, the Portfolio does own a combination of cyclical and secular growth names. Many businesses have had to dramatically cut costs, so future revenues may be even more meaningful to the bottom line.

We expect modest economic improvement in this environment until we move to the next recovery stage. This stage would include economies seeing the benefits of a widespread, effective vaccination or treatment regimen, which in our opinion is likely a 2H21 event. At that point, we expect a return to a more normal economic environment with a diminished need for fiscal and monetary policy support and the possibility of higher interest rates, although some effects from the pandemic will continue to linger. Until this stage occurs, another round of fiscal spending combined with improved public-health measures should continue to support the economy. We also characterize this current stage of the recovery as multi-speed with some parts of the economy growing faster than pre-virus levels, while others are significantly below those levels. Some examples include the accelerated transition to online retail from physical retail, in addition to a transition away from consumer services (like travel and leisure) toward consumer goods. As we transition to the next post-vaccine stage of the recovery, we expect some of these trends to continue (such as the further transition to e-commerce), while others reverse and finally turnabout (the eventual increased demand for consumer services from depressed levels for example).

8   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 12/31/20

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/20

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/20

1 YEAR	3 YEARS	5 YEARS	10 YEARS
22.43%	13.70%	12.54%	9.22%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Since inception data shown for ICE BofA All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICE BofA indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2020 to December 31, 2020, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

10   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2020, and held through December 31, 2020.

Actual Expenses per $1,000*	$7.08
Actual - Ending Balance	$1,219.00
Hypothetical Expenses per $1,000*	$6.44
Hypothetical - Ending Value	$1,018.75
Annualized expense ratio	1.27%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

Schedule of Investments December 31, 2020

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
CORPORATE BOND (0.2%)
Consumer Discretionary (0.2%)
53,000	Dana, Inc.^ 5.500%, 12/15/24 (Cost $52,827)	$54,376

CONVERTIBLE BONDS (21.1%)
Communication Services (2.0%)
	Liberty Media Corp.
125,000	2.250%, 09/30/46	58,863
90,000	1.375%, 10/15/23	115,017
31,000	0.500%, 12/01/50*	33,080
105,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	135,814
27,000	Live Nation Entertainment, Inc.^ 2.500%, 03/15/23	35,120
22,000	Sea, Ltd.* 2.375%, 12/01/25	50,435
52,000	Snap, Inc. 0.750%, 08/01/26	117,904
65,000	Zynga, Inc. 0.250%, 06/01/24	86,354
		632,587

Consumer Discretionary (5.5%)
38,000	Bloomin’ Brands, Inc.* 5.000%, 05/01/25	70,438
194,000	Booking Holdings, Inc.^* 0.750%, 05/01/25	283,062
100,000	Burlington Stores, Inc.* 2.250%, 04/15/25	139,146
85,000	Chegg, Inc.* 0.000%, 09/01/26	96,072
43,000	Cinemark Holdings, Inc.* 4.500%, 08/15/25	63,181
25,000	Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	44,704
145,000	Etsy, Inc.^* 0.125%, 09/01/27	180,019
37,000	Fiverr International, Ltd.^* 0.000%, 11/01/25	44,981
15,000	Guess, Inc. 2.000%, 04/15/24	16,733
70,000	Liberty Broadband Corp.* 2.750%, 09/30/50	74,115
	NCL Corp., Ltd.*
44,000	5.375%, 08/01/25	74,868
25,000	6.000%, 05/15/24	52,756
175,000	Royal Caribbean Cruises, Ltd.^* 4.250%, 06/15/23	234,027
7,000	Tesla, Inc. 2.000%, 05/15/24	79,625

PRINCIPAL AMOUNT		VALUE
50,000	Under Armour, Inc.* 1.500%, 06/01/24	$82,818
95,000	Vail Resorts, Inc.* 0.000%, 01/01/26	96,700
48,000	Wayfair, Inc.* 0.625%, 10/01/25	45,432
80,000	Winnebago Industries, Inc. 1.500%, 04/01/25	95,545
		1,774,222

Energy (0.9%)
55,000	EQT Corp.^* 1.750%, 05/01/26	64,501
46,000	Integra LifeSciences Holdings Corp.* 0.500%, 08/15/25	51,032
130,000	Pioneer Natural Resources Company^* 0.250%, 05/15/25	171,959
		287,492

Financials (0.8%)
50,000	Ares Capital Corp. 4.625%, 03/01/24	52,862
170,000	JPMorgan Chase Bank, N.A.* 0.125%, 01/01/23	196,044
		248,906

Health Care (3.2%)
32,000	CONMED Corp.^ 2.625%, 02/01/24	44,873
134,000	DexCom, Inc.* 0.250%, 11/15/25	134,836
52,000	Envista Holdings Corp.^* 2.375%, 06/01/25	90,094
65,000	Exact Sciences Corp.^ 0.375%, 03/15/27	90,529
37,000	Guardant Health, Inc.* 0.000%, 11/15/27	43,266
65,000	Insulet Corp. 0.375%, 09/01/26	86,592
55,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	71,950
38,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	60,736
30,000	Natera, Inc.^* 2.250%, 05/01/27	80,707
70,000	Omnicell, Inc.* 0.250%, 09/15/25	95,240
95,000	Pacira BioSciences, Inc.^* 0.750%, 08/01/25	106,429
36,000	Repligen Corp. 0.375%, 07/15/24	63,285
50,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	58,739

12   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2020

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
36,000	Tricida, Inc.* 3.500%, 05/15/27	$18,795
		1,046,071

Industrials (3.4%)
105,000	Air Canada* 4.000%, 07/01/25	157,884
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	65,005
17,000	Chart Industries, Inc.^* 1.000%, 11/15/24	35,971
115,000	Middleby Corp.* 1.000%, 09/01/25	140,841
45,000	Parsons Corp.^* 0.250%, 08/15/25	47,156
315,000	Southwest Airlines Company^ 1.250%, 05/01/25	459,040
185,000	Uber Technologies, Inc.* 0.000%, 12/15/25	192,953
		1,098,850

Information Technology (4.3%)
41,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	46,954
36,000	Cloudflare, Inc.* 0.750%, 05/15/25	76,864
75,000	Coupa Software, Inc.* 0.375%, 06/15/26	101,365
55,000	Datadog, Inc.* 0.125%, 06/15/25	72,445
25,000	Five9, Inc.* 0.500%, 06/01/25	36,081
23,000	II-VI, Inc. 0.250%, 09/01/22	38,406
50,000	Inphi Corp.* 0.750%, 04/15/25	70,496
80,000	LivePerson, Inc.* 0.000%, 12/15/26	87,652
55,000	Lumentum Holdings, Inc. 0.500%, 12/15/26	67,331
150,000	Microchip Technology, Inc. 0.125%, 11/15/24	165,111
30,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	33,878
65,000	Okta, Inc. 0.125%, 09/01/25	97,618
30,000	ON Semiconductor Corp.^ 1.625%, 10/15/23	50,805
90,000	RingCentral, Inc.* 0.000%, 03/01/25	114,586
64,000	Shift4 Payments, Inc.^* 0.000%, 12/15/25	78,005
19,000	Shopify, Inc.^ 0.125%, 11/01/25	22,513

PRINCIPAL AMOUNT		VALUE
47,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	$59,138
31,000	Square, Inc.^* 0.000%, 05/01/26	34,790
30,000	Wix.com, Ltd.* 0.000%, 08/15/25	30,330
30,000	Workday, Inc. 0.250%, 10/01/22	50,422
40,000	Zscaler, Inc.* 0.125%, 07/01/25	59,692
		1,394,482

Real Estate (0.6%)
70,000	IH Merger Sub, LLC 3.500%, 01/15/22	93,513
75,000	Redfin Corp.* 0.000%, 10/15/25	90,973
		184,486

Utilities (0.4%)
120,000	NRG Energy, Inc.^ 2.750%, 06/01/48	137,094
	TOTAL CONVERTIBLE BONDS (Cost $5,483,027)	6,804,190

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.0%)
Communication Services (0.8%)
205	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	247,953

Consumer Discretionary (0.8%)
1,695	Aptiv, PLC 5.500%, 06/15/23	261,539

Consumer Staples (0.1%)
420	Energizer Holdings, Inc.^ 7.500%, 01/15/22	37,653

Financials (1.0%)
1,180	AMG Capital Trust II^ 5.150%, 10/15/37	57,381
620	Assurant, Inc.^ 6.500%, 03/15/21	80,507
2,895	KKR & Company, Inc.^ 6.000%, 09/15/23	174,511
		312,399

Health Care (1.1%)
1,300	Boston Scientific Corp.^ 5.500%, 06/01/23	142,441

Schedule of Investments December 31, 2020

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
	Danaher Corp.
130	4.750%, 04/15/22	$197,293
22	5.000%, 04/15/23^	28,624
		368,358

Industrials (2.0%)
510	Colfax Corp. 5.750%, 01/15/22	82,386
305	Fortive Corp. 5.000%, 07/01/21	306,089
2,430	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	271,771
		660,246

Information Technology (0.9%)
205	Broadcom, Inc.^ 8.000%, 09/30/22	291,606

Utilities (3.3%)
2,480	American Electric Power Company, Inc.^ 6.125%, 03/15/22	124,248
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	54,147
1,190	Dominion Energy, Inc. 7.250%, 06/01/22	119,393
3,750	DTE Energy Company 6.250%, 11/01/22	180,525
1,945	Essential Utilities, Inc. 6.000%, 04/30/22	120,629
	NextEra Energy, Inc.
4,935	4.872%, 09/01/22	292,152
1,210	6.219%, 09/01/23	62,158
	Sempra Energy
550	6.750%, 07/15/21^	57,051
400	6.000%, 01/15/21	39,904
		1,050,207
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,770,591)	3,229,961

Common Stocks (67.1%)
Communication Services (6.9%)
515	Alphabet, Inc. - Class A#	902,609
4,275	Comcast Corp. - Class A	224,010
2,135	Facebook, Inc. - Class A#	583,197
375	Netflix, Inc.#	202,774
1,710	Walt Disney Company#~	309,818
		2,222,408

Consumer Discretionary (8.1%)
390	Amazon.com, Inc.#~	1,270,203
1,450	General Motors Company#	60,378

NUMBER OF SHARES		VALUE
1,135	Home Depot, Inc.	$301,479
785	Lowe’s Companies, Inc.	126,000
650	McDonald’s Corp.	139,477
2,805	MGM Resorts International	88,386
1,340	NIKE, Inc. - Class B	189,570
895	Starbucks Corp.	95,747
650	Target Corp.	114,744
190	Tesla, Inc.#	134,077
1,310	TJX Companies, Inc.	89,460
		2,609,521

Consumer Staples (5.1%)
5,605	Coca-Cola Company	307,378
480	Costco Wholesale Corp.	180,854
2,930	Mondelez International, Inc. - Class A	171,317
1,345	PepsiCo, Inc.	199,464
1,740	Philip Morris International, Inc.	144,055
2,315	Procter & Gamble Company	322,109
1,500	Sysco Corp.	111,390
1,570	Walmart, Inc.	226,315
		1,662,882

Energy (1.3%)
2,925	Chevron Corp.	247,016
1,920	Hess Corp.	101,357
1,505	Marathon Petroleum Corp.	62,247
		410,620

Financials (7.7%)
1,350	American International Group, Inc.	51,111
9,845	Bank of America Corp.	298,402
125	BlackRock, Inc.	90,193
2,795	Charles Schwab Corp.	148,247
875	Chubb, Ltd.	134,680
3,415	Citigroup, Inc.	210,569
1,140	Discover Financial Services	103,204
585	Goldman Sachs Group, Inc.	154,270
1,515	Intercontinental Exchange, Inc.	174,664
3,145	JPMorgan Chase & Company	399,635
3,935	KeyCorp	64,573
1,555	Marsh & McLennan Companies, Inc.	181,935
3,875	Morgan Stanley	265,554
510	Northern Trust Corp.	47,501
1,760	US Bancorp	81,999
2,185	Wells Fargo & Company	65,943
		2,472,480

Health Care (8.7%)
815	Abbott Laboratories	89,234
645	Agilent Technologies, Inc.	76,426

14   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2020

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
215	Anthem, Inc.	$69,034
2,010	Baxter International, Inc.	161,282
1,745	Bristol-Myers Squibb Company	108,242
945	Edwards Lifesciences Corp.#	86,212
345	Eli Lilly and Company	58,250
350	Humana, Inc.	143,595
145	Intuitive Surgical, Inc.#	118,625
1,705	Johnson & Johnson	268,333
815	Laboratory Corp. of America Holdings#	165,893
2,060	Medtronic, PLC	241,309
2,915	Merck & Company, Inc.	238,447
3,310	Pfizer, Inc.	121,841
230	Stryker Corp.	56,359
435	Thermo Fisher Scientific, Inc.	202,614
1,470	UnitedHealth Group, Inc.	515,500
305	Vertex Pharmaceuticals, Inc.#	72,084
		2,793,280

Industrials (5.5%)
3,730	CSX Corp.	338,497
175	FedEx Corp.	45,433
1,610	Honeywell International, Inc.	342,447
1,180	J.B. Hunt Transport Services, Inc.	161,247
2,660	Masco Corp.	146,114
790	Northrop Grumman Corp.	240,729
5,510	Raytheon Technologies Corp.	394,020
580	Union Pacific Corp.	120,768
		1,789,255

Information Technology (20.6%)
765	Accenture, PLC - Class A	199,826
430	Adobe, Inc.#~	215,052
505	Advanced Micro Devices, Inc.#	46,314
13,735	Apple, Inc.	1,822,497
2,510	Cisco Systems, Inc.	112,322
1,375	Fidelity National Information Services, Inc.	194,507
495	Global Payments, Inc.	106,633
639	Lam Research Corp.	301,781
1,335	Marvell Technology Group, Ltd.	63,466
845	MasterCard, Inc. - Class A	301,614
2,495	Micron Technology, Inc.#	187,574
6,750	Microsoft Corp.~	1,501,335
630	NVIDIA Corp.	328,986
315	PayPal Holdings, Inc.#	73,773
765	QUALCOMM, Inc.	116,540
985	Salesforce.com, Inc.#	219,192
250	ServiceNow, Inc.#~	137,607
510	Skyworks Solutions, Inc.	77,969

NUMBER OF SHARES		VALUE
995	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	$108,495
2,360	Visa, Inc. - Class A	516,203
		6,631,686

Materials (2.0%)
580	Celanese Corp. - Class A	75,365
4,635	Freeport-McMoRan, Inc.	120,603
985	Linde, PLC	259,557
1,110	PPG Industries, Inc.	160,084
240	Vulcan Materials Company	35,595
		651,204

Real Estate (1.2%)
810	American Tower Corp.	181,813
1,405	Crown Castle International Corp.	223,662
		405,475
	Total Common Stocks (Cost $12,429,306)	21,648,811

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (1.4%) #
Consumer Discretionary (0.1%)
2 141,134	Tesla, Inc. Call, 06/18/21, Strike $800.00	19,240

Financials (0.0%)
50 150,900	Wells Fargo & Company Call, 04/16/21, Strike $30.00	12,925

Health Care (0.0%)
15 93,045	Bristol-Myers Squibb Company Call, 01/15/21, Strike $67.50	150

Information Technology (0.3%)
55 413,490	Micron Technology, Inc. Call, 06/18/21, Strike $60.00	103,400

Other (1.0%)
85 250,580	Financial Select Sector SPDR Fund Call, 03/19/21, Strike $29.00	13,813
	iShares MSCI EAFE ETF
210 1,532,160	Call, 03/19/21, Strike $74.00	40,845
160 1,167,360	Call, 03/19/21, Strike $70.00	74,000
65 474,240	Call, 06/18/21, Strike $75.00	16,673
175 904,225	iShares MSCI Emerging Markets Call, 03/19/21, Strike $51.00	41,825
24 162,144	iShares MSCI Japan ETF Call, 01/21/22, Strike $61.00	22,200

Schedule of Investments December 31, 2020

See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	iShares Russell 2000 ETF
65 1,274,390	Call, 03/19/21, Strike $195.00	$68,542
15 294,090	Call, 03/19/21, Strike $180.00	31,462
4 1,502,428	S&P 500 Index Put, 01/29/21, Strike $3,550.00	11,580
		320,940
	Total PURCHASED OPTIONS (Cost $270,824)	456,655

NUMBER OF SHARES		VALUE
Short Term Investments (0.5%)
77,663	JPMorgan Prime Money Market Fund - Capital Class, 0.120%***	77,702
77,697	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.030%***	77,697
	Total Short Term Investments (Cost $155,399)	155,399

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (10.0%)
3,242,017	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,242,017)	3,242,017

TOTAL INVESTMENTS (110.3%) (Cost $24,403,991)		35,591,409

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.0%)		(3,242,017)
LIABILITIES, LESS OTHER ASSETS (-0.3%)		(95,726)
NET ASSETS (100.0%)		$32,253,666

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-0.2%) #
Consumer Discretionary (0.0%)
2 141,134	Tesla, Inc. Put, 06/18/21, Strike $500.00	(7,520)

Financials (0.0%)
50 150,900	Wells Fargo & Company Put, 04/16/21, Strike $20.00	(975)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Information Technology (-0.2%)
55 413,490	Micron Technology, Inc. Call, 06/18/21, Strike $70.00	$(67,650)
	Total Written Options (Premium $28,005)	(76,145)

NOTES TO SCHEDULE OF INVESTMENTS

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2020.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $306,803.

***The rate disclosed is the 7 day net yield as of December 31, 2020.

†Represents investment of cash collateral received from securities on loan as of December 31, 2020.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Hong Kong Dollar	01/21/21	2,045,000	$263,805	$(11)
Goldman Sachs & Co.	Canadian Dollar	01/21/21	12,000	9,428	79
					$68

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of America N.A.	New Taiwanese Dollar	01/21/21	177,000	$6,300	$14
State Street Bank and Trust	New Taiwanese Dollar	01/21/21	2,613,000	93,002	(513)
Bank of New York	Canadian Dollar	01/21/21	157,000	123,350	(4,231)
State Street Bank and Trust	Hong Kong Dollar	01/21/21	1,136,000	146,544	(26)
State Street Bank and Trust	Canadian Dollar	01/21/21	23,000	18,070	(288)
Goldman Sachs & Co.	Hong Kong Dollar	01/21/21	193,000	24,897	(3)
JPMorgan Chase Bank N.A.	Hong Kong Dollar	01/21/21	716,000	92,364	(22)
					$(5,069)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

16   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities December 31, 2020

ASSETS
Investments in securities, at value (cost $24,403,991)	$35,591,409
Unrealized appreciation on forward foreign currency contracts	93
Receivables:
Accrued interest and dividends	38,481
Investments sold	109,820
Portfolio shares sold	10,759
Prepaid expenses	204
Other assets	80,967
Total assets	35,831,733
LIABILITIES
Collateral for securities loaned	3,242,017
Options written, at value (premium $28,005)	76,145
Unrealized depreciation on forward foreign currency contracts	5,094
Payables:
Investments purchased	105,141
Portfolio shares redeemed	5,531
Affiliates:
Investment advisory fees	20,084
Deferred compensation to trustees	80,967
Trustees' fees and officer compensation	1,141
Other accounts payable and accrued liabilities	41,947
Total liabilities	3,578,067
NET ASSETS	$32,253,666

COMPOSITION OF NET ASSETS
Paid in capital	$18,568,317
Undistributed net investment income (loss)	(198,062)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	2,749,134
Unrealized appreciation (depreciation) of investments and written options	11,134,277
NET ASSETS	$32,253,666
Shares outstanding (no par value; unlimited number of shares authorized)	1,567,971
Net asset value and redemption price per share	$20.57

Statement of Operations Year Ended December 31, 2020

See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$174,657
Dividends	469,184
Dividend taxes withheld	(360)
Total investment income	643,481
EXPENSES
Investment advisory fees	209,546
Audit fees	42,750
Legal fees	28,652
Printing and mailing fees	23,529
Trustees' fees and officer compensation	16,105
Accounting fees	12,675
Custodian fees	9,244
Transfer agent fees	8,041
Fund administration fees	2,164
Other	8,414
Total expenses	361,120
NET INVESTMENT INCOME (LOSS)	282,361

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,388,075
Purchased options	145,354
Foreign currency transactions	(203)
Forward foreign currency contracts	(4,104)
Written options	62,288
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,901,513
Purchased options	160,538
Forward foreign currency contracts	(3,920)
Written options	(48,140)
NET GAIN (LOSS)	5,601,401
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,883,762

18   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019

OPERATIONS
Net investment income (loss)	$282,361	$288,903
Net realized gain (loss)	2,591,410	668,565
Change in unrealized appreciation/(depreciation)	3,009,991	5,020,073
Net increase (decrease) in net assets resulting from operations	5,883,762	5,977,541

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(302,796)	(913,841)

CAPITAL SHARE TRANSACTIONS
Issued	2,338,498	1,668,710
Issued in reinvestment of distributions	302,796	913,841
Redeemed	(4,081,041)	(3,574,978)
Net increase (decrease) in net assets from capital share transactions	(1,439,747)	(992,427)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,141,219	4,071,273
NET ASSETS
Beginning of year	$28,112,447	$24,041,174
End of year	$32,253,666	$28,112,447

CAPITAL SHARE TRANSACTIONS
Shares issued	132,915	104,364
Shares issued in reinvestment of distributions	20,034	56,170
Shares redeemed	(238,054)	(223,561)
Net increase (decrease) in capital shares outstanding	(85,105)	(63,027)

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in Accounting Standards Update (“ASU”) 2013-08 and Accounting Standards Codification (“ASC”) 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Portfolio adopted ASU2017-08 as of January 1, 2020, with no material impact on the Portfolio’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables – Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Portfolio’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

20   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $80,967 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2020. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$12,218,358
Proceeds from sales	404,521	12,832,350

22   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at December 31, 2020 was as follows:

Cost basis of investments	$24,419,276
Gross unrealized appreciation	11,505,939
Gross unrealized depreciation	(409,951)
Net unrealized appreciation (depreciation)	$11,095,988

Note 4 – Income Taxes

For the fiscal year ended December 31, 2020, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(5,279)
Undistributed net investment income/(loss)	(24,830)
Accumulated net realized gain/(loss) on investments	30,109

Distributions for the year were characterized for federal income tax purposes as follows:

Distributions paid from:	YEAR Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$136,818	$405,449
Long-term capital gains	165,978	508,392
Return of capital	—	—

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$645,055
Undistributed capital gains	2,061,491
Total undistributed earnings	2,706,546
Accumulated capital and other losses	(12,695)
Net unrealized gains/(losses)	11,090,987
Total accumulated earnings/(losses)	13,784,838
Other	(99,489)
Paid-in-capital	18,568,317
Net assets applicable to common shareholders	$32,253,666

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty. The master netting agreement and

Notes to Financial Statements

tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian. The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2020, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2020, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of December 31, 2020, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$93	$5,094
Purchased options(2)	456,655	—
Written options(3)	—	76,145
	$456,748	$81,239

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Purchased options is investments in securities.

(3)Generally, the Statement of Assets and Liabilities location for Written options is Options written, at value.

24   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2020:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of America N.A.	ISDA	$14	$—	—	$14	$—
Bank of New York	ISDA	—	4,231	—	—	4,231
Goldman Sachs & Co.	ISDA	79	3	—	76	—
JPMorgan Chase Bank N.A.	ISDA	—	22	—	—	22
State Street Bank and Trust	ISDA	—	838	—	—	838
		$93	$5,094	$—	$90	$5,091

For the year ended December 31, 2020, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts	1,567,003
Purchased options	3,492
Written options	490

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Portfolio as of December 31, 2020.

Value of Securities On Loan to Broker-Dealers and Banks	Amount Of Collateral Held In Short Term Investments And Restricted Cash By Asset Class On Loan			Excess Amount Due To Counterparty
	Equity	Fixed Income	Total
$3,242,017	$1,199,304	$2,081,940	$3,281,244	$39,227

Notes to Financial Statements

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2020.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$54,376	$—	$54,376
Convertible Bonds	—	6,804,190	—	6,804,190
Convertible Preferred Stocks	3,118,433	111,528	—	3,229,961
Common Stocks U.S.	21,648,811	—	—	21,648,811
Purchased Options	456,655	—	—	456,655
Short Term Investments	155,399	—	—	155,399
Investment of Cash Collateral For Securities Loaned	—	3,242,017	—	3,242,017
Forward Foreign Currency Contracts	—	93	—	93
Total	$25,379,298	$10,212,204	$—	$35,591,502
Liabilities:
Written Options	$76,145	$—	$—	$76,145
Forward Foreign Currency Contracts	—	5,094	—	5,094
Total	$76,145	$5,094	$—	$81,239

26   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$17.01	$14.01	$15.54	$14.24	$14.07
Income from investment operations:
Net investment income (loss)(a)	0.18	0.17	0.18	0.16	0.15
Net realized and unrealized gain (loss)	3.57	3.38	(0.85)	2.03	0.74
Total from investment operations	3.75	3.55	(0.67)	2.19	0.89
Less distributions to common shareholders from:
Net investment income	(0.09)	(0.26)	(0.21)	(0.13)	(0.35)
Net realized gains	(0.10)	(0.29)	(0.65)	(0.76)	(0.37)
Total distributions	(0.19)	(0.55)	(0.86)	(0.89)	(0.72)
Net asset value, end of year	$20.57	$17.01	$14.01	$15.54	$14.24
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	22.43%	25.56%	(4.39)%	15.51%	6.32%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.29%	1.35%	1.35%	1.48%	1.57%
Net investment income (loss)	1.01%	1.09%	1.15%	1.05%	1.07%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$32,254	$28,112	$24,041	$26,887	$24,941
Portfolio turnover rate	44.8%	21.4%	21.7%	32.0%	28.5%

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio, one of the funds constituting the Calamos Advisors Trust (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

February 11, 2021

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

28   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 20201, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2021, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over the one-, three-, five- and ten-year periods ended March 31, 2020, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.

The Board considered that the Portfolio outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

1The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

Trustee Approval of Management Agreement (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser does not manage sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

30   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Portfolio, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Portfolio and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Portfolio or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Portfolio shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Portfolio, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Portfolio:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	26

Founder, Chairman and Global Chief Investment Officer,Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors,and CWM

Trustees who are not interested persons of the Portfolio:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	26

Retired; Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Virginia G. Breen, (1964)	Trustee (since 2015)	26

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Lloyd A. Wennlund, (1957)	Trustee (since 2018)	26

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since December 2019)	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (nonprofit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since December 2019)	26	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing seventeen portfolios in fund complex.

*****Overseeing four portfolios in fund complex.

^The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund, CALAMOS Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

32   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Portfolio. The following table sets forth each other officer’s name, year of birth, position with the Portfolio and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Stephen Atkins (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Advisors Trust (the “Trust”), on behalf of its series, Calamos Growth and Income Portfolio (the “Portfolio”), has established a liquidity risk management program to govern the Portfolio’s approach to managing liquidity risk (the “Program”). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust’s investment adviser, Calamos Advisors LLC. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Liquidity Committee to oversee the Program.

The Program’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Portfolio’s liquidity and the periodic classification and re-classification of the Portfolio’s investments into groupings that reflect the Liquidity Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 15, 2020, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Portfolio’s liquidity risk and has operated adequately and effectively to manage the Portfolio’s liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Portfolio is not required to have a highly liquid investment minimum based on its liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other principal risks to which an investment in the Portfolio may be subject.

34   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2021, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $165,978 as capital gain dividends for the fiscal year ended December 31, 2020.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 436,787, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2020.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 53.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2020.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLANR 2146 2020

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2019	12/31/2020
Audit Fees(a)	$32,900	$32,900
Audit-Related Fees(b)	$12,200	$12,200
Tax Fees(c)	$1,147	$1,099
All Other Fees(d)	$—	$—
Total	$46,247	$46,199

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2019	12/31/2020
Registrant	$1,147	$1,099
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Shareholders in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 12, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 12, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 12, 2021